Exhibit 99.1

 Investor presentation  April 2024  NASDAQ: FEMY  Disrupting Convention in Women’s Reproductive Health Through Continuous Innovation

 This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.  These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.  Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the total addressable market of the patient population with the potential to benefit from treatment with any products and product candidates the Company may develop, our ability to commercialize our products and product candidates, or the effect of delays in commercializing include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  NASDAQ: FEMY  2  Forward Looking Statements

 Femasys Overview  NASDAQ: FEMY  3  Empowering Women & Enabling Choice  Femasys is committed to providing women with revolutionary products as they seek solutions throughout their reproductive journey. Technological advancements in female reproductive health are long overdue, driving our focus to develop in-office, accessible, and innovative options.  MAIN AREAS OF FOCUSInfertility  FemaSeed® Intratubal Targeted Insemination  FemVue® Contrast Generating Device  Contraception  FemBloc® Permanent Birth Control  Cancer Diagnostic  FemCerv® Endocervical Sampler

 Investment Highlights  NASDAQ: FEMY  4  Mission  Develop disruptive broad portfolio of products for women’s health   Address multi-billion-dollar global market opportunities  Infertility therapeutic and diagnostic  Permanent birth control  Improve patient care and health economics  Differentiator  Minimal competition with well defined reimbursement strategies  Commercial-readiness with in-house CMC and device manufacturing  Achieved global regulatory approvals, including U.S., Japan, and Canada  Foundation  Woman-founded and led, experienced leadership team  Intellectual property portfolio with >150 patents globally  Cash runway into 2H 2025  Four commercial-stage products and one in late-stage clinical trial  NASDAQ: FEMY  (IPO June 2021)  Stock Price(as of 04/01/24)  $1.72  Share Count  22.1M  Market Capitalization(as of 04/01/24)  $38.0M  Cash  (as of 12/31/23)  $21.7M

 Key Leadership  Kathy Lee-Sepsick  President, CEO, Founder  30+ years of experience  Terumo Medical, Novoste, Salumedica  Dov Elefant  Chief Financial Officer  30+ years of experience  Cellectar Biosciences, Akari Therapeutics, Lev Pharmaceuticals, EpiCept  James Liu, MD  Chief Medical Officer  40+ years of experience  Chair, Dept OB/ GYN University Heath System, Chair Dept Reproductive Biology at Case Western, and Division Head University of Cincinnati  Richard Spector  Chief Commercial Officer  25+ years of experience  Quilibrium, Insulet, OvaScience, NeoMatrix, Cytyc Surgical  Dan Currie  Chief Operating Officer  30+ years of experience  Ciba Vision, Novoste, Salumedica  Christine Thomas  SVP, Regulatory & Clinical  20+ years of experience  GE Healthcare, Boston Scientific, Smiths Medical, RTI Surgical  NASDAQ: FEMY  5

 Commercially Available Products  Treatment  Intratubal Insemination  Diagnostic  Contrast-Generating Device  Diagnostic  Selective Delivery Catheter  Diagnostic  Endocervical Tissue Sampler  Office-based, minimally invasive solutions utilizing shared delivery platforms  Product Candidate  Research Preclinical  Stage I  Safety  Clinical Trial  Stage II  Validation  Stage III  Pivotal  NASDAQ: FEMY  6  Solutions for Women Through the Continuum of Care

 Infertility-Focused Portfolio  Intratubal Artificial Insemination  FDA-cleared, innovative first-line infertility treatment for directed sperm delivery  Positive topline results announced  NASDAQ: FEMY  7  Tubal Diagnosis with Ultrasound  FDA-cleared, first in-office ultrasound evaluation of fallopian tubes

 NASDAQ: FEMY  8  No Affordable Infertility Options Introduced in Decades  Key Trends:  43 U.S. states have recorded lowest fertility rate in last three decades4  9.14 million women have received infertility services at some time in their lives5  NOTES:  1.  2.  3.  4.  https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm.  Kumar N, et al. (2015) 5.  Levine H. et al. (2023)  Centers for Disease Control and Prevention (2019) Chandra A, et al. (2014)  >10M women in the U.S. struggle with infertility1  ~50% due to male factor2  Sperm counts worldwide have declined by >50%3

 4.3M  seek evaluation only  DISCUSSION  DIAGNOSIS  DRUGS  IUI  IVF  200k  cycles/ year  1M  cycles/ year  Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.  NASDAQ: FEMY  9  Patient Journey (U.S.)  FemaSeed and FemVue Provide Next Generation Options

 Natural contrast flows in tube  Allows for selective evaluation when needed  Video will open in browser window.  Intended Population:  Baseline diagnostic test for infertility and prior to insemination  (Note: blocked tubes are a silent factor affecting 1 in 3 infertile women)  NASDAQ: FEMY  10  Safe  Cost-Effective  Time Saving  Infertility Portfolio: from Diagnosis to Treatment

 Delivers sperm to site of conception  NO CATHETERIZATION  Video will open in browser window.  Intended Population:  Infertile women/ couples  Patients desiring insemination, including same sex couples & single women  NASDAQ: FEMY  11  Requires at least one open fallopian tube  (FemVue can confirm first)  Safe  Cost-Effective   Enhance Fertilization  Infertility Portfolio: from Diagnosis to Treatment

 Vagina  Cervix  Uterus  FemaSeed  IUI  Fallopian Tube  NASDAQ: FEMY  12  *Femasys proprietary market research (100 reproductive endocrinologists).  Advantages from Market Research  92%  of Survey Respondents had Favorable Impression of FemaSeed*  ”  It’s angle toward the opening (ostia) is the most  critical finding that I am impressed with that allows  sperm to be the closest to the egg.  - Reproductive Endocrinologist HCP*  ”  It’s an interesting concept for women who have  unilateral disease [blocked tube].  - Reproductive Endocrinologist HCP*  Delivery to fallopian tube makes sense with low  “  “  “  ”  count [sperm] cases to improve efficacy.  - Reproductive Endocrinologist HCP*  FemaSeed Overcomes the Last Barrier to Natural Fertilization

 FemaSeed Offers Significant Competitive Advantages  NASDAQ: FEMY  13  Assisted Reproductive Approaches  Artificial Insemination  IVF  ICSI  IUI  No surgery  No egg retrieval or storage  No required injections  Delivery to fallopian tubes (site of conception)  NA  NA  Cost-effective  Minimal safety risks  Low male sperm count efficacy  Single fallopian tube solution  NA  NA  Widespread accessibility  Varies  Varies

 FemaSeed Top Line Data from Pivotal Trial Demonstrates Significant Progress in Fertility Treatment  NASDAQ: FEMY  14  Trial Results  ⎼ 24% pregnancy rate for male factor infertility following FemaSeed  ⎼ More than double pregnancy rate when compared to historic intrauterine insemination (IUI) for similar patient population  ⎼ Majority of women who became pregnant did so after first FemaSeed procedure  ⎼ No new safety concerns reported, and all AEs consistent with IUI  Trial Design (NCT 04966847)  Prospective, unblinded pivotal trial evaluating the safety and efficacy of FemaSeed  Primary endpoint: pregnancy rate  Safety: 7-week follow-up period post FemaSeed

 Commercialization Strategy in U.S.  Initial Focus  Expanded Focus  ~40,000 Gynecologists  ~1,700  Infertility Specialists  Limited Market Release  Focused regions and targeted audience  Focused sales and marketing efforts  Monitoring, evaluation and iterative improvement  NASDAQ: FEMY  15  Expanded Market Release  Wider distribution and geographical expansion  Targeted marketing and sales strategies  Education and training  Expanded product offerings  Customer support, feedback collection, and monitoring market performance

 NASDAQ: FEMY  17  FemaSeed Priced to Support First-Line Treatment Option  Infertile Women/ Couples Seeking Treatment  IUI  Intrauterine Insemination  Intratubal Insemination  $500-$4,0001  total per cycle including ultrasound monitoring, and optional ovulation drugs2  + device  per cycle above IUI cost  If insurance, covered under IUI codes (service, sperm washing)  Insurance with positive coverage policy typically covers 3-6 cycles  Required prior to IVF/ ICSI in many coverage policies  Subset of Infertile  (After 1-3 IUI cycles or as indicated)  IVF/ICSI  In vitro fertilization / intracytoplasmic sperm injection  $30,000  total per cycle, including ultrasound monitoring, ovulation drugs,  egg extraction and freezing3  14/20 covered states that have fertility insurance coverage, include IVF  Population  Average Total Cost  Reimbursement  NOTES:  https://www.fertilityiq.com/iui-or-artificial-insemination/the-cost-of-iui  Parenthood, Planned. “What Is Intrauterine Insemination (IUI)?” Planned Parenthood, https://www.plannedparenthood.org/learn/pregnancy/fertility-treatments/what-iui.  Ravitsky, et al. The forgotten men: rising rates of male infertility urgently require new approaches for its prevention, diagnosis and treatment. Biology of Reproduction, 2019, 101(5), 872-874.

 FemaSeed has Significant Potential Revenue Opportunity  Immediate addressable market  Immediate expansion  Future expansion  > 1 million*  IUI cycles/ yr  ~$1 B  market opportunity  4.8 million  women seek  evaluation & treatment  4.3 million  women seek  evaluation only  Expansion opportunity  *Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.  NASDAQ: FEMY  17

 In-Office Sterilization  First and only non-surgical, in-office, permanent birth control option  In late-stage clinical development with on-going pivotal trial  Potential to be the safest and most natural approach at substantially less cost than the long-standing surgical alternative  NASDAQ: FEMY  18

 Lack of Innovation in Last Century for Permanent Birth Control  >13M  Women in the U.S. no longer intend to have children  800,000  women choose surgical tubal ligation as a form of permanent birth control every year*  >12M  use non-permanent birth control long-term  $2B  NASDAQ: FEMY  19  annual market opportunity  $20B  total market expansion  *Frattarelli 2007

 FemBloc Permanent Birth Control & Confirmation Test  Biopolymer designed to expel within 3 months  Balloon positioned at tubal opening  Biopolymer solidifies  Biopolymer degrades leaving tissue-in-grown to block tubes  Video will open in browser window.  Video will open in browser window.  Ultrasound-Based Confirmation Test  (to ensure success)  Safe • Convenient In-Office • Lower Cost  NASDAQ: FEMY  20

 FemBloc Clinical Studies for Pre-Market Approval (PMA)  Stage III: FINALE Pivotal Clinical Trial  Trial Design (IDE approved June 2023; currently enrolling)  Prospective, multi-center, open-label, single-arm study  ⎼ Roll-in study design (50 subjects in part A for safety)  ⎼ Endpoints:  Primary: pregnancy rate at 1-year after using FemBloc (N=401)  Secondary: safety and various in-office assessments  Additional Analysis:  ⎼ 2-5 years post-market for safety  ⎼ Interim analysis: after 300 women have relied on FemBloc for 1-year  Completed Earlier FemBloc Supportive Studies (N=321)  Early Clinical (N=93)  Stage I: Safety (N=183); IDE approved  Stage II: Validation (N=45); IDE approved  Evaluated Delivery & Biopolymer  No Serious AEs Reported; 5-year follow-up for safety  Selection of Confirmation Test for Pivotal; 5-year follow-up for safety  NASDAQ: FEMY  21

 FemBloc Safety Profile  (N = 228 subjects from Stage I & II; 5-year follow-up on-going)  215  28  57  12  18  0  50  100  150  200  250  Day of Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 FemBloc  Treatment  Day 8-90  Day of Confirmation  Number of AEs Reported  8%  16%  3%  5%  4%  5  0.5% 0.5% 0.8%  Timing of AEs  No SAEs  91% AEs related to device/procedure  occurred within 7 days of procedure  Other Key Findings:  Investigator Rating:  ⎼ 96% extremely or very satisfied with FemBloc  Most common AEs:  ⎼ 59% bleeding/ spotting  ⎼ 55% pain/ cramps  Mean pain score per visual analog scale (0-10):  ⎼ 4.6 FemBloc  ⎼ 3.4 confirmation test  NASDAQ: FEMY  22

 FemBloc Improves Health Economics  0  1000  2000  3000  4000  5000  6000  Cost Breakdown Compared to Alternative  $6,000*  Amount in $  Pre-Op  Facility  Anesthesia  Post-Op  Cost of FemBloc System  Anesthe  Physician / Practice  FemBloc estimate  < ½ cost of surgery  Physician  Surgical Tubal Ligation FemBloc  NO COST TO PATIENT  (covered under Affordable Care Act)  FemBloc Efficiencies  In-office procedure expands practice services  Can perform multiple procedures in same room  Quick to perform; ease of room turnover  Patient immediately resumes normal activities  *Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.  NASDAQ: FEMY  23

 FemBloc Offers Significant Competitive Advantages  Permanent Birth Control  Temporary  Surgical Sterilization (94% effective*)  Essure®  No longer marketed  (95% effective*)  IUD  Permanent  Office procedure  Some  No special capital equipment  No anesthesia  No implant (coil/clip)  No surgery (risks/cost)  No hormones  Coverage in place/anticipated  Worldwide accessibility  Varies  Off Market  *Fertility and Sterility, 2022  NASDAQ: FEMY  24

 Milestones  Q1  Top line data for FemaSeed pivotal clinical trial (LOCAL)  Inflection points that create value for investors  NASDAQ: FEMY  25  Initial commercial  team on-boarded  Limited market  release of infertility product portfolio in North America  Achieve CE mark for infertility product portfolio  Expand market release of infertility product portfolio to additional regions in North America  Q2  Q3  Q4  ACHIEVED

 Investment Highlights  NASDAQ: FEMY  26  Mission  Develop disruptive broad portfolio of products for women’s health   Address multi-billion-dollar global market opportunities  Infertility therapeutic and diagnostic  Permanent birth control  Improve patient care and health economics  Differentiator  Minimal competition with well defined reimbursement strategies  Commercial-readiness with in-house CMC and device manufacturing  Achieved global regulatory approvals, including U.S., Japan, and Canada  Foundation  Woman-founded and led, experienced leadership team  Intellectual property portfolio with >150 patents globally  Cash runway into 2H 2025  Four commercial-stage products and one in late-stage clinical trial

 Contact Details  Investor Relations:  IR@femasys.com  Media Inquiries:  PR@femasys.com

 APPENDIX  NASDAQ: FEMY  28

 Strategic Commercial Priorities  Market Positioning & Differentiation  Targeted Customer Engagement  Training & Support Initiatives  Strategic Partnerships & Alliances  Corporate Synergy & Branding  Patient Education  NASDAQ: FEMY  29  Market Research & Analysis  Product Positioning & Messaging  Performance Measurement & Optimization  Omni-Channel Engagement  Educational Initiatives  Sales Enablement & Support  Evidence-Based Education  Feedback & Adaptation  Targeted Marketing & Outreach  Personalized Messaging  Follow-Up & Persistence  Value Proposition Demonstration  Direct to Consumer Outreach  Key IVF Groups  Medical Societies  Advocacy Groups  Social Influencers  Partnerships with Healthcare Providers  Focused Consumer Outreach  Improving Revenue  Cost Optimization  Streamline Brand Products  Boosting Brand Value  Patient Focused Education Materials  Online Resources & Webinars  Community Events  Workshops & Forums  Social Media Campaigns  Identify Targets and Segmentation  Tailored Messaging  Multi-channel Communication  Clinical Thought Leader Campaign